AMENDED AND RESTATED CONTINGENT STOCK AGREEMENT

     THIS AMENDED AND RESTATED CONTINGENT STOCK AGREEMENT (this "Agreement"), dated as of ________ __, 1998 and, subject to stockholder approval as provided in Section __, effective as of March 13, 1998 (the "Effective Date"), is made by and between First Washington Realty Trust, Inc., a Maryland corporation (the "Company"), and _____________, an officer of the Company (the "Employee").

                                    RECITALS

     WHEREAS, the Company and the Employee are parties to that certain Contingent Stock Agreement, dated June 30, 1996 (the "Original Contingent Stock Agreement") pursuant to which the Employee has been and may in the future be granted shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), subject to the performance conditions specified in the Original Contingent Stock Agreement and herein;

     WHEREAS, in connection with the extension and amendment of the Employment Agreement (as defined below), the Compensation Committee of the Company's Board of Directors (the "Committee"), has determined that it would be to the advantage and in the best interest of the Company and its stockholders to provide for the issuance to the Employee of additional shares of Common Stock, subject to the performance conditions set forth herein, and has advised the Company thereof;

     WHEREAS, the Company desires to insure that compensation payable hereunder (in the form of Contingent Stock) is deductible without limit under Section 162(m) of the Code (as defined below); and

     WHEREAS, the Company and the Employee desire to amend the Original Contingent Stock Agreement to reflect the foregoing and to amend such agreement in certain other respects.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

Section 1.1. "Annual Budget" for each of fiscal years 1998 and 1999 shall mean those targeted performance criteria, which shall include, but not be limited to, rental and other revenues and net operating income, which the Committee and senior management of the Company shall mutually determine is appropriate. The Annual Budget for each fiscal year 1998 and 1999 shall be presented to the Committee during the first quarter of such fiscal year and shall be subject to the review and approval of the Committee. In determining whether the Company has materially met the Annual Budget for fiscal years 1998 and 1999, the Committee shall make allowances for extraordinary items or events.

Section 1.2. "Board" shall mean the Board of Directors of the Company.

Section 1.3. "Committee" shall mean the Compensation Committee of the Board or another committee appointed by and serving at the pleasure of the Board, and shall consist of at least two members of the Board who shall each qualify as both "outside directors" under Section 162(m) of the Code and as "non-employee directors" as defined under Rule 16b-3 promulgated under the Exchange Act. The Committee shall have the sole discretion and authority to administer and interpret this Agreement.

Section 1.4. "Common Stock" shall mean the Company's common stock, par value $0.01 per share.

Section 1.5. "Company" shall mean First Washington Realty Trust, Inc., a Maryland corporation

Section 1.6. "Contingent Stock" shall mean Common Stock of the Company issued under this Agreement..

Section 1.7. "Effective Date" shall mean March 13, 1998; provided; that this Amended and Restated Stock Agreement shall be of no force and effect unless and until approved by the stockholders of the Company as provided in Section 4.1.

Section 1.8. "Employee" shall mean ______________.

Section 1.9. "Employment Agreement" shall mean that certain Second Amended and Restated Executive Employment Agreement between the Employee and the Company dated as of _____ __, 1998.

Section 1.10. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.11. "Original Contingent Stock Agreement" shall mean that certain Contingent Stock Agreement, dated June 30, 1996.

Section 1.12. "Performance Goals" shall mean, with respect to any fiscal year 2000 through 2002, the Company performance objectives established by the Committee pursuant to Section 3.2(a), which objectives shall relate to one or more of the following performance criteria: funds from operations; total return (measured as the sum of the annual dividend plus increases in the market price of the Common Stock); portfolio growth (measured as increases in the aggregate value of the real property in the Company's portfolio, based upon the original cost of such property); stock price; operating income; cost reductions and savings; and earnings before any one or more of the following: interest, taxes, depreciation or amortization.

                                   ARTICLE II.
               SHARES AVAILABLE FOR ISSUANCE UNDER THIS AGREEMENT

Section 2.1. Shares of Common Stock Reserved for Issuance. As of the Effective Date, the Company has issued to the Employee 5,000 shares of Contingent Stock. The maximum number of shares of Contingent Stock that may be issued to Employee after the Effective Date shall be 25,000 as specified in Section 3.1 (subject to adjustment pursuant to Section 4.11); provided, that if the stockholders of the Company approve this Agreement as contemplated in Section 4.1, the Company may issue to the Employee up to 75,000 additional shares of Contingent Stock as specified in Section 3.2 (subject to adjustment pursuant to Section 4.11).

                                  ARTICLE III.
                   CONDITIONS AND ISSUANCE OF CONTINGENT STOCK

Section 3.1. Conditions and Issuance of Original Contingent Stock. Subject to
Section 3.3, shares of Contingent Stock shall be granted to the Employee on the dates and in the amounts set forth below if the Committee determines that the Company has materially met the Company's Annual Budget during the relevant fiscal year as set forth below. Shares of Contingent Stock shall be granted to the Employee as specified below notwithstanding termination of his employment with the Company (i) by the Company pursuant to Section 2(c)(i) of the Employment Agreement or (ii) by the Employee pursuant to (x) Section 2(d) of the Employment Agreement, (y) Section 2(e) of the Employment Agreement or (z) the Company's nonrenewal of the Employment Agreement.

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
                                                  Number of Shares of Contingent
     Date of Grant        Fiscal Year                  Stock to be Granted
     -------------        -----------             ------------------------------
     March 31, 1999       1/1/98 - 12/31/98                   12,500
     March 31, 2000       1/1/99 - 12/31/99                   12,500

Section 3.2. Conditions and Issuance of New Contingent Stock.

     (a) No later than ninety (90) days following the commencement of each fiscal year 2000 through 2002, the Committee shall, in writing, establish a formula for the award of Contingent Stock to the Employee based upon the Company's attainment of the Performance Goals applicable to such fiscal year.

     (b) Subject to Section 3.3, the Employee may receive on the date specified below up to that number of shares of Contingent Stock as specified below based upon the attainment of the Performance Goals established for each such fiscal year. No Contingent Stock shall be granted to the Employee unless and until the Committee makes a certification in writing with respect to the attainment of the Performance Goals as required by Section 162(m) of the Code. Shares of Contingent Stock shall be granted to the Employee as specified below notwithstanding termination of his employment with the Company (i) by the Company pursuant to Section 2(c)(i) of the Employment Agreement or (ii) by the Employee pursuant to (x) Section 2(d) of the Employment Agreement, (y) Section 2(e) of the Employment Agreement or (z) the Company's nonrenewal of the Employment Agreement. Although the Committee may, in its sole discretion, reduce the number of shares of Contingent Stock awarded to the Employee pursuant to the applicable Performance Goal formula for any fiscal year, the Committee shall have no discretion to increase the number of shares of Contingent Stock as determined under the applicable Performance Goal formula.

                                          Maximum Number of Shares of Contingent
     Date of Grant    Fiscal Year                  Stock to be Granted
     -------------    -----------         --------------------------------------
     March 31, 2001   1/1/00 - 12/31/00                   25,000
     March 31, 2002   1/1/01 - 12/31/01                   25,000
     March 31, 2003   1/1/02 - 12/31/02                   25,000

Section 3.3. Forfeiture. Notwithstanding any other provision of this Agreement, no shares of Contingent Stock shall be granted following termination of the Employee's employment (a) by the Company pursuant to Section 2(c)(ii) of the Employment Agreement or (b) by the Employee other than pursuant to (x) Section 2(d) of the Employment Agreement, (y) Section 2(e) of the Employment Agreement or (z) the Company's nonrenewal of the Employment Agreement.

Section 3.4. Issuance of Certificates. Upon the granting of the shares of Contingent Stock as provided in Sections 3.1 and 3.2, the Company shall cause certificates with respect to such Contingent Stock to be issued and delivered to the Employee or his legal representative.

Section 3.5. Legend; Additional Terms.

     (a) Unless such shares shall have been registered pursuant to an effective registration statement under the Securities Act of 1933, as amended, certificates representing shares of Contingent Stock granted to the Employee pursuant to this Agreement shall bear the following legend:

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

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NO SALE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION OF THESE SECURITIES MAY BE MADE UNLESS EITHER (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE
         SECURITIES ACT OR (B) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT."

     (b) The Committee, in its discretion, may impose such further provisions or limitations on the Contingent Stock as it may deem equitable and in the best interests of the Company.

                                   ARTICLE IV.
                                  MISCELLANEOUS

Section 4.1. Stockholder Approval; Effectiveness. This Agreement shall be of no force or effect and no shares of Contingent Stock shall be granted pursuant to
Section 3.2 unless and until the Company's stockholders shall have approved this Agreement and the Performance Goals as required by Section 162(m) of the Code. Immediately upon stockholder approval of this Agreement as provided in this
Section 4.1, the Original Contingent Stock Agreement shall terminate and shall not be of any further force or effect. So long as this Agreement shall have not have been previously terminated by the Board, it shall be resubmitted for approval by the Company's stockholders, to the extent required by Section 162(m) of the Code, if it is amended in any way which materially modifies the Performance Goals or increases the maximum number of shares of Contingent Stock payable under Section 3.2.

Section 4.2. Administration. The Committee shall have the power to interpret this Agreement and all other documents relating to Contingent Stock and to adopt such rules for the administration, interpretation and application of this Agreement as are consistent herewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to Contingent Stock and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation. The Board shall have no right to exercise any of the rights or duties of the Committee under this Agreement.

Section 4.3. Rights to Contingent Stock Not Transferable. No shares of Contingent Stock or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect, unless and until such shares of Contingent Stock have been granted to the Employee and all restrictions applicable thereto have lapsed; provided, however, that this Section 4.3 shall not prevent transfers by will or applicable laws of descent and distribution.

Section 4.4. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of Contingent Stock pursuant to this Agreement prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

     (b) The completion of any registration or other qualification of such shares under any state or Federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its discretion, deem necessary or advisable; and

     (c) The obtaining of any approval or other clearance from any state or Federal governmental agency which the Committee shall, in its discretion, determine to be necessary or advisable; and

     (d) The payment by the Employee of all amounts required to be withheld, under federal, state and local tax laws, with respect to the issuance of Contingent Stock; and

     (e) The lapse of such reasonable period of time as the Committee may from time to time establish for reasons of administrative convenience.

Section 4.5. Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its secretary, and any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 4.5, either party may hereafter designate a different address for notices to be given to it or him. Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 4.5. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 4.6. Rights as Stockholder. Upon delivery of the shares of Contingent Stock pursuant to Section 3.1 or 3.2, the Employee shall have all the rights of a stockholder with respect to said shares, subject to the restrictions specified herein (including the provisions of Section 4.10), including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to such shares.

Section 4.7. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 4.8. Conformity to Securities Laws. This Agreement is intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3 promulgated under the Exchange Act. Notwithstanding anything herein to the contrary, this Agreement shall be administered, and Contingent Stock shall be issued, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, this Agreement and Contingent Stock issued hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 4.9. Amendment. This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement. Any amendments to this Agreement shall require stockholder approval only to the extent required by Section 162(m) of the Code.

Section 4.10. Tax Withholding. The Company's obligation (i) to issue or deliver to the Employee any certificate or certificates for Contingent Stock and (ii) to pay to the Employee any dividends or make any distributions with respect to Contingent Stock is expressly conditioned upon receipt from the Employee, on or prior to the date the same is required to be withheld, of:

     (a) Full payment (in cash or by check) of any amount that must be withheld by the Company for federal, state and/or local tax purposes; or

     (b) With the consent of the Committee, full payment by delivery to the Company of unrestricted shares of Common Stock previously owned by the Employee duly endorsed for transfer to the Company by the Employee with an aggregate fair market value (as determined by the Committee) equal to the amount to be withheld by the Company for federal, state and/or local tax purposes; or

     (c) With the consent of the Committee, full payment by retention by the Company of a portion of the shares of Contingent Stock to be granted to the Employee as of such date with an aggregate Fair Market Value (determined as of the Grant Date) equal to the amount that must be withheld by the Company for federal, state and/or local tax purposes; or

     (d) With the consent of the Committee, any combination of payments provided for in the foregoing subsections (a), (b) or (c).

Section 4.11. Changes in Common Stock. In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, or the number of shares is increased or decreased by reason of a stock split-up, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company (provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"), the Committee shall make appropriate adjustments in the number and kind of shares of Contingent Stock which may be issued.

Section 4.12. Governing Law. The laws of the State of Maryland shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

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

     IN WITNESS HEREOF, this Agreement has been executed and delivered by the parties hereto.

                                       99
                                             FIRST WASHINGTON REALTY TRUST, INC.


                                             By_________________________________


                                             Its________________________________



___________________________________
Employee

___________________________________

___________________________________
Address